UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 16, 2005

                        ELECTRONIC CONTROL SECURITY INC.
             (Exact name of registrant as specified in its charter)

    New Jersey                          0-30810              22-2138196
    (State or other jurisdiction        (Commission          IRS Employer
    of incorporation)                   File Number)         Identification No.)

(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code:

         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. OTHER EVENTS.

      On February 16, 2005, Electronic Control Security Inc. (the "Company") issued a press release announcing that it had received an order worth approximately $300,000 under the Integrated Base Defense Security System Program (IBDSS) by the Department of Defense. The order is in addition to its previously announced $4.3 million contract to secure and upgrade Tinker Air Force Base, a classified site. The new order adds fiber optic infrastructure to the Tinker Air Force Base security upgrade, as well as other equipment and services.

      Also on February 16, 2005, the Company issued a press release announcing that its President and Chief Executive Officer, Arthur Barchenko, will address the 21st International Port Conference in Alexandria, Egypt on February 21st. The conference, which runs from February 20th to the 22nd, is titled "Sea Ports:
Challenges & Future Prospects" and attracts an international representation including Africa. Mr. Barchenko will present his White Paper which outlines a multi-phased approach for a port facility encompassing all aspects of a security program from assessments to security plans and incident response plan

      On February 17, 2005, the Company issued a press release announcing it has entered into a strategic alliance with SIGCOM Incorporated, an organization specializing in a broad array of information technology and technical services solutions to federal government customers. SIGCOM will design, engineer, develop, procure, implement, integrate, install, operate, test, provide logistical support services and maintain mission-critical, enterprise information and communication systems and infrastructures for federal government customers in the US and overseas.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

Exhibit
Number                                  Exhibit Description
-------                                 -------------------

99.1 Press Release dated February 16, 2005, entitled "ECSI Receives Additional $300,000 Order to Secure Tinker Air Force Base."

99.2 Press Release dated February 16, 2005, entitled "ECSI President to Speak at International Port Conference in Alexandria, Egypt."

99.3 Press Release dated February 17, 2005, entitled "ECSI Announces Strategic Alliance with SIGCOM."

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        ELECTRONIC CONTROL SECURITY INC.


Date: February 25, 2005                 By: /s/ Arthur Barchenko
                                           -------------------------------------
                                                Arthur Barchenko, President